Exhibit 99.1

NOTICE OF RESIGNATION AS DIRECTOR AND OFFICER

The undersigned, being a director and officer of Coastal Capital Acquisition Corp., a Georgia corporation (the “Corporation”), does hereby resign as a director and officer of the Corporation as of 11:59 p.m. on March 31, 2008.

March 31, 2008	By: /s/ D. Paul Graham
D. Paul Graham